Exhibit 10.20

Execution Version

AMENDMENT NO. 2

TO

CREDIT AND GUARANTY AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT, dated as of May 23, 2012 (this “Amendment”) is entered into among BRIGHT HORIZONS FAMILY SOLUTIONS LLC, a Delaware limited liability company, as successor in interest to Bright Horizons Family Solutions, Inc. (the “Borrower”), BRIGHT HORIZONS CAPITAL CORP. (formerly known as Swingset Holdings Corp.), a Delaware corporation (“Holdings”), and the Lenders party hereto (the “Lenders”), and amends the Credit and Guaranty Agreement, dated as of May 28, 2008, as amended by Amendment No. 1 to Credit and Guaranty Agreement, dated as of July 14, 2011 (as amended hereby and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Holdings and certain Subsidiaries of the Borrower, as Guarantors, the Lenders, Goldman Sachs Credit Partners L.P., as Syndication Agent, and General Electric Capital Corporation, as Administrative Agent and Collateral Agent. Capitalized terms not otherwise defined in this Amendment have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Guarantors, the Lenders, the Syndication Agent, the Administrative Agent and the Collateral Agent are party to the Credit Agreement;

WHEREAS, in connection with a Specified Acquisition, the Borrower desires to amend certain provisions of the Credit Agreement as set forth in Section 1;

WHEREAS, in accordance with Section 10.5 of the Credit Agreement the Requisite Lenders and the Borrower consent to amend the Credit Agreement in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the parties hereto agree as follows:

SECTION 1. Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as defined in section 2 below), hereby amended as follows:

(a) Amendments to Section 1 (Definitions and Interpretation). Section 1.1 (Definitions) of the Credit Agreement is hereby amended as follows:

AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

(i) The following definitions are each hereby inserted in Section 1.1 (Definitions) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions contained therein:

“All-In Yield” means, as to any Indebtedness, the yield thereof as calculated by the Administrative Agent (which calculation shall be final, conclusive and binding on all parties), whether in the form of interest rate, margin, original issue discount, upfront fees, an Adjusted Eurodollar Rate or Base Rate floor, or otherwise, in each case incurred or payable by the Borrower generally to all Lenders; provided that original issue discount and upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of the incurrence of the applicable Indebtedness); and provided, further, that “All-In Yield” shall not include arrangement fees, structuring fees and underwriting fees (regardless of whether paid in whole or in part to any or all Lenders) or other similar fees which are not paid to all Lenders of such Indebtedness; provided, further, however, that the “All-In Yield” with respect to the Tranche B Term Loans, calculated on the Amendment No. 2 Effective Date, is 8.00% per annum.

“Amendment No. 2” means Amendment No. 2, dated as of May 23, 2012, to this Agreement.

“Amendment No. 2 Effective Date” has the meaning specified in Amendment No. 2.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code (effective as of the date hereof or any amended or successor version that is substantially similar) and any regulations or other official guidance promulgated thereunder, or any agreements entered into with the Internal Revenue Service with respect thereto.

“Participant Register” as defined in Section 10.6(g)(i).

“Specified Acquisition Sale-Leaseback” means a sale-leaseback of property acquired by the Borrower or any of its Subsidiaries in the acquisition referred to in clause (ii) of the definition of Specified Acquisition.

(ii) The definition of “New Revolving Commitments” in Section 1.1 (Definitions) of the Credit Agreement is hereby amended by adding the word “Loan” after the word “Revolving”.

(iii) The definition of “New Revolving Lender” in Section 1.1 (Definitions) of the Credit Agreement is hereby amended by adding the word “Loan” after the word “Revolving”.

AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

(iv) The definition of “Permitted Acquisition” in Section 1.1 (Definitions) of the Credit Agreement is hereby amended by deleting in clause (viii) the words “which are not required to be applied as a mandatory prepayment of the Loans pursuant to Section 2.14(c)” and replacing in clause (v) the words “with respect to the acquisition referred to in clause (i) of the definition of Specified Acquisition” with “with respect to the acquisitions referred to in clauses (i) and (ii) of the definition of Specified Acquisition”.

(v) The definition of “Permitted Equity Proceeds” in Section 1.1 (Definitions) of the Credit Agreement is hereby amended by deleting the words “and to the extent not required to be applied as a mandatory prepayment of the Loans pursuant to Section 2.14(c)”.

(vi) The definition of “Permitted Refinancing” in Section 1.1 (Definitions) of the Credit Agreement is hereby amended by deleting clause (d)(i) in its entirety, replacing the “(ii)” in clause (d) with “(i)”, replacing the “(iii)” in clause (d) with “(ii)”, replacing the “(iv)” in clause (d) with “(iii)”, and in clause (d) replacing the words “the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended” with “to the extent such Indebtedness being modified, refinanced, refunded, renewed or extended is the Holdings Notes, the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the Lenders than the terms and conditions of the Holdings Notes”.

(vii) The definition of “Specified Acquisition” in Section 1.1 (Definitions) of the Credit Agreement is hereby deleted in its entirety and is replaced as follows:

“Specified Acquisition” means each acquisition by the Borrower or one of its Subsidiaries of (i) (A) initially, not less than 63% of the voting Equity Interests of the Specified Acquisition Target referred to in clause (i) of the definition of Specified Acquisition Target and (B) at any time following the acquisition referred to in clause (A), all or any portion of the remaining Equity Interests of the Specified Acquisition Target referred to in clause (i) of the definition of Specified Acquisition Target and (ii) 100% percent of the voting Equity Interests of the Specified Acquisition Target referred to in clause (ii) of the definition of Specified Acquisition Target.

(viii) The definition of “Specified Acquisition Guaranties” in Section 1.1 (Definitions) of the Credit Agreement is hereby deleted in its entirety and is replaced as follows:

AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

“Specified Acquisition Guaranties” means guaranties by Holdings or any of its Subsidiaries of obligations to acquire Equity Interests of the Specified Acquisition Target as described in clause (i)(B) of the definition of Specified Acquisition.

(ix) The definition of “Specified Acquisition Target” in Section 1.1 (Definitions) of the Credit Agreement is hereby deleted in its entirety and is replaced as follows:

“Specified Acquisition Target” means (i) a certain company organized under the laws of a member state of the European Economic Area separately identified by the Borrower to the Syndication Agent prior to the Amendment No. 1 Effective Date and (ii) a certain company organized under the laws of a member state of the European Economic Area separately identified by the Borrower to the Syndication Agent prior to the Amendment No. 2 Effective Date.

(b) Amendments to Section 2 (Loans and Letters of Credit). Section 2 (Loans and Letters of Credit) of the Credit Agreement is hereby amended as follows:

(i) Section 2.12(a) of the Credit Agreement is hereby amended by adding after the word “provided,” the following words: “(except as otherwise set forth in the applicable Joinder Agreement for such New Term Loans)”

(ii) Section 2.13(a) of the Credit Agreement is hereby amended by replacing in the last sentence of Section 2.13(a) the words “refinancing of the Term Loans” with “refinancing of any Class of Term Loans”

(iii) Section 2.14(a) of the Credit Agreement is hereby amended by

(1) replacing the words “Section 6.10(ii)), Borrower shall prepay the Loans as set forth in Section 2.15(b) in an aggregate amount equal to such Net Asset Sale Proceeds” with:

Section 6.10(ii) (unless such Asset Sale is pursuant to a Specified Acquisition Sale-Leaseback)), Borrower shall prepay the Loans as set forth in Section 2.15(b) in an aggregate amount equal to (i) 100% of such Net Asset Sale Proceeds;

(2) at the end of Section 2.14(a) adding the words “, or (ii) in the case of an Asset Sale pursuant to a Specified Acquisition Sale-Leaseback permitted under Section 6.10(ii), 50% of such Net Asset Sale Proceeds”

(iv) Section 2.14(c) of the Credit Agreement is hereby deleted in its entirety and is replaced as follows:

(c) [Reserved];

AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

(v) Section 2.15(a) of the Credit Agreement is hereby amended by replacing in its entirety the paragraph beginning “third” as follows:

third, to prepay each Class of the Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof; provided, that, at the election of the Borrower, such prepayments may be applied first to prepay a Class of Term Loans which has an earlier Term Loan Maturity Date than another Class of Term Loans, and thereafter to prepay such other Class of Term Loans; provided, further, that to the extent that the proceeds of New Term Loans are prepaid, solely as a result of failure to consummate the acquisition referred to in clause (ii) of the definition of Specified Acquisition on or before June 2, 2012, then such prepayment shall be applied to prepay such New Term Loans only); and further applied to reduce the scheduled remaining Installments of principal of the applicable Term Loans as directed by the Borrower.

(vi) Section 2.15(b) of the Credit Agreement is hereby amended by replacing in its entirety the paragraph beginning “first” as follows:

first, to prepay each Class of Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof; provided, that, at the election of the Borrower, such prepayments may be applied first to prepay a Class of Term Loans which has an earlier Term Loan Maturity Date than another Class of Term Loans, and thereafter to prepay such other Class of Term Loans; provided, further, that to the extent that the proceeds of New Term Loans are prepaid, solely as a result of failure to consummate the acquisition referred to in clause (ii) of the definition of Specified Acquisition on or before June 2, 2012, then such prepayment shall be applied to prepay such New Term Loans only) and further applied to the remaining scheduled Installments of principal of the applicable Term Loans in direct order of maturity;

(vii) Section 2.20 of the Credit Agreement is hereby amended by adding a new subsection (d) as follows:

(d) Notwithstanding anything to the contrary herein or in any other Credit Document, no Credit Party, nor any party on any Credit Party’s behalf, shall be required to pay any additional amount pursuant to Section 2.20 herein or under any other Credit Document with respect to any United States federal withholding tax imposed under FATCA, and any such Taxes shall be “Excluded Taxes” for purposes of this Agreement and any other Credit Document.

If a payment made by or on behalf of any Credit Party hereunder or under any other Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if a Lender, Issuing Lender, Agent, or Transferee were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), all such applicable Lenders, Issuing Lenders, Agents, and Transferees shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law, or other applicable authority or agreement, and at such time or times reasonably requested by the

AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code), or as prescribed by other applicable authority or agreement, and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for any Credit Party and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender, Issuing Lender, Agent, or Transferee has complied with such party’s obligations under FATCA or to determine the amount to deduct and withhold from any payment, if any.

(viii) Section 2.24 of the Credit Agreement is hereby amended by:

(1) in the first sentence of subsection (a), replacing “$50,000,000” with “$85,000,000” and replacing “$10,000,000” with “$5,000,000”

(2) in subsection (a) adding after the words “not less than three (3) Business Days” the following words: “(or such shorter period as the Administrative Agent and Syndication Agent may agree)”

(3) in subsection (e), deleting clause (iii) in its entirety and replacing it with the following words:

(iii) the All-In Yield applicable to the New Term Loans of each Series shall be determined by Borrower and the applicable new Lenders and shall be set forth in each applicable Joinder Agreement; provided, however, that the All-In Yield applicable to the New Term Loans shall not be greater than the applicable All-In Yield as calculated pursuant to the terms of this Agreement as amended through and including the date of such calculation with respect to Tranche B Term Loans plus 0.25% per annum (unless the All-In Yield with respect to the Tranche B Term Loans is concurrently increased so as to cause the then applicable All-In Yield under this Agreement on the Tranche B Term Loans to equal the All-In Yield then applicable to the New Term Loans minus 0.25%); provided, that any increase in the applicable All-In Yield to any existing Tranche B Term Loan due to the application of an Adjusted Eurodollar Rate or Base Rate floor on any New Term Loan shall be effected solely through an increase in (or implementation of, as applicable) an Adjusted Eurodollar Rate or Base Rate floor applicable to such existing Tranche B Term Loan)

(c) Amendments to Section 3 (Conditions Precedent). Section 3.2(a)(i) (Conditions Precedent) of the Credit Agreement is hereby amended by adding after the words “Funding Notice” the following: “, Joinder Agreement (if applicable)”

(d) Amendments to Section 6 (Negative Covenants). Section 6 (Negative Covenants) of the Credit Agreement is hereby amended as follows:

AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

(i) Section 6.1(j) of the Credit Agreement is hereby amended by replacing the word “or” at the end of clause (i) with “,” and after “$15,000,000” adding the words “or (iii) incurred pursuant to a Specified Acquisition Sale-Leaseback,”

(ii) Section 6.10 of the Credit Agreement is hereby amended by adding after the words “(ii) acquired by the Borrower or any Subsidiary after the Closing Date, and” the following: “except in the case of a Specified Acquisition Sale-Leaseback,”

(e) Amendments to Section 8 (Events of Default). Section 8.1(m) (Subordinated Indebtedness) of the Credit Agreement is hereby amended by deleting the words “any Permitted Refinancing thereof”

(f) Amendments to Section 10 (Miscellaneous). Section 10.6 (Successors and Assigns; Participations) of the Credit Agreement is hereby amended as follows:

(i) Section 10.5(d) of the Credit Agreement is hereby amended by replacing in the first sentence of Section 10.5(d) the words “to permit the refinancing of all outstanding Term Loans” with the words “to permit the refinancing of all outstanding Term Loans of a Class” and in the proviso replacing the words “(except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the Term Loans)” with the words “(except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the applicable Class of Term Loans)”

(ii) Section 10.6(g)(i) of the Credit Agreement is hereby amended by adding at the end of Section 10.6(g)(i) as follows:

Each Lender that sells a participation pursuant to this Section 10.6(g) shall, acting solely for U.S. federal income tax purposes as an agent of Borrower, maintain a register on which it records the name and address of each participant and the principal amounts of each participant’s participation interest with respect to the Term Loans (each, a “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any participant or any information relating to a participant’s interest in any Commitments, Loans or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or is otherwise required thereunder. Unless otherwise required by the Internal Revenue Service, any disclosure required by the foregoing sentence shall be made by the relevant Lender directly and solely to the Internal Revenue Service. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of a participation with respect to the Term Loans for all purposes under this Agreement, notwithstanding any notice to the contrary.

AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

(g) Amendments to Exhibit M (Joinder Agreement). Exhibit M (Joinder Agreement) to the Credit Agreement is hereby deleted in its entirety and is replaced in the form attached hereto as Annex I.

SECTION 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective when each of the following conditions precedent shall have been satisfied (the “Amendment No. 2 Effective Date”):

(a) The Syndication Agent and Administrative Agent shall have received each of the following, each dated the Amendment No. 2 Effective Date:

(i) this Amendment, duly executed by the Borrower, Holdings and the Requisite Lenders; and

(ii) the Guarantor Acknowledgment to Amendment No. 2 to Credit and Guaranty Agreement, duly executed by each Guarantor in the form attached hereto as Exhibit A.

(b) The Borrower shall have paid (i) fees payable to the Syndication Agent as separately agreed between the Borrower and the Syndication Agent, and (ii) all amounts referred to in Sections 4 (Amendment Fee) and 5 (Costs and Expenses) of this Amendment.

(c) The representations and warranties contained in Section 3 hereof shall be true and correct.

SECTION 3. Representations and Warranties

On and as of the date hereof and as of the Amendment No. 2 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants that:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and Holdings and constitutes a legal, valid and binding obligation of the Borrower and Holdings, respectively, enforceable against such Person in accordance with its terms, and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower and Holdings, enforceable against the Borrower and Holdings, respectively, in accordance with its terms, in each case, except as enforceability may be limited by applicable bankruptcy, liquidation, conservatorship, assignment for the benefit of creditors, insolvency, rearrangement, receivership, reorganization, moratorium or similar laws affecting creditors’ or secured parties’ rights generally or by equitable principles or by implied covenants of good faith and fair dealing relating to enforceability;

AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

(b) each of the representations and warranties contained in Section 4 (Representations and Warranties) of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof, in each case as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided, that in each case, such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment; and

(c) no Default or Event of Default has occurred and is continuing.

SECTION 4. Amendment Fee

The Borrower agrees to pay on the Amendment No. 2 Effective Date to the Syndication Agent for the account of each Lender party to this Amendment which has delivered its executed signature page to this Amendment to the Syndication Agent not later than 5:00 p.m. New York City time on May 17, 2012 (or such later time and/or date as the Borrower and the Syndication Agent may agree) (the “Consent Deadline”), an amendment fee in an amount equal to 0.25% of the sum of (x) the aggregate principal amount of Term Loans, if any, held by such Lender as of the Consent Deadline with respect to which a signature page was delivered and (y) the aggregate amount of the Revolving Commitment, if any, of such Lender as of the Consent Deadline with respect to which a signature page was delivered. Such amendment fee will be in all respects fully earned when paid and non-refundable and non-creditable.

SECTION 5. Costs and Expenses

The Borrower and Holdings, jointly and severally, shall pay on demand in accordance with the terms of Section 10.2 of the Credit Agreement all costs and expenses of the Syndication Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Credit Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Syndication Agent with respect thereto and all other Credit Documents) and all outstanding unpaid invoices which are payable pursuant to Section 10.2 of the Credit Agreement and invoiced on or prior to the Consent Deadline.

SECTION 6. Reference to the Effect on the Credit Documents

(a) As of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Credit Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

(b) Each of the Borrower and Holdings hereby reaffirms all its liens and other obligations granted or incurred pursuant to the Credit Documents all of which liens and obligations shall remain in full force and effect (as amended and otherwise expressly modified by this Amendment).

(c) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Credit Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Syndication Agent, the Administrative Agent or the Collateral Agent under any of the Credit Documents, nor constitute a waiver or amendment of any other provision of any of the Credit Documents or for any purpose except as expressly set forth herein.

(e) This Amendment is a Credit Document.

SECTION 7. Execution in Counterparts

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

SECTION 9. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Credit Document immediately followed by a reference in parenthesis to the title of the section of such Credit Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of

AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Credit Document is followed immediately by a reference in parenthesis to the title of a section of any Credit Document, the title reference shall govern in case of direct conflict absent manifest error.

SECTION 10. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

SECTION 11. Severability

In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 12. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

SECTION 13. Waiver of Jury Trial

EACH OF THE PARTIES HERETO AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING UNDER THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, as of the date first written above.

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

By:	/s/ ELIZABETH J. BOLAND
Name:
Title:

BRIGHT HORIZONS CAPITAL CORP.

By:	/s/ ELIZABETH J. BOLAND
Name:
Title:

EAGLE CREEK CLO, LTD. as a Lender

By:	/s/ BRYAN HIGGINS
Name: Bryan Higgins
Title: Authorized Signor

MILL CREEK CLO, LTD. as a Lender

By:	/s/ BRYAN HIGGINS
Name: Bryan Higgins
Title: Authorized Signor

CORNERSTONE CLO LTD. as a Lender

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ JOE MORONEY
Name: Joe Moroney
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

GRANITE VENTURES II LTD. as a Lender

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ JOE MORONEY
Name: Joe Moroney
Title: Authorized Signatory

GRANITE VENTURES III LTD. as a Lender

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ JOE MORONEY
Name: Joe Moroney
Title: Authorized Signatory

Gulf Stream – Compass CLO 2005-I, Ltd. as a Lender

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ JOE MORONEY
Name: Joe Moroney
Title: Vice President

Gulf Stream – Compass CLO 2005-II, Ltd. as a Lender

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ JOE MORONEY
Name: Joe Moroney
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Gulf Stream – Sextant CLO 2006-1, Ltd. as a Lender

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ JOE MORONEY
Name: Joe Moroney
Title: Vice President

Neptune Finance CCS, Ltd. as a Lender

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ JOE MORONEY
Name: Joe Moroney
Title: Vice President

RAMPART CLO 2006-1, LTD. as a Lender

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ JOE MORONEY
Name: Joe Moroney
Title: Authorized Signatory

Rampart CLO 2007 Ltd. as a Lender

By: Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ JOE MORONEY
Name: Joe Moroney
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

STONE TOWER CLO III, LTD. as a Lender

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ JOE MORONEY
Name: Joe Moroney
Title: Authorized Signatory

Stone Tower CLO IV, Ltd. as a Lender

By: Stone Tower Debt Advisors LLC, As its Collateral Manager

By:	/s/ JOE MORONEY
Name: Joe Moroney
Title: Authorized Signatory

Stone Tower CLO V, Ltd. as a Lender

By: Stone Tower Debt Advisors LLC, As its Collateral Manager

By:	/s/ JOE MORONEY
Name: Joe Moroney
Title: Authorized Signatory

STONE TOWER CLO VI, LTD. as a Lender

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ JOE MORONEY
Name: Joe Moroney
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

STONE TOWER CLO VII, LTD. as a Lender

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ JOE MORONEY
Name: Joe Moroney
Title: Authorized Signatory

Stone Tower Loan Trust 2010 as a Lender

By: Stone Tower Fund Management LLC, its Collateral Manager

By:	/s/ JOE MORONEY
Name: Joe Moroney
Title: Authorized Signatory

EMPORIA PREFERRED FUNDING I, LTD. By: Ivy Hill Asset Management, L.P., as Collateral Manager as a Lender

By:	/s/ RYAN CASCADE
Name: Ryan Cascade
Title: Duly Authorized Signatory

EMPORIA PREFERRED FUNDING III, LTD. By: Ivy Hill Asset Management, L.P., as Collateral Manager as a Lender

By:	/s/ RYAN CASCADE
Name: Ryan Cascade
Title: Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

BABSON CLO LTD. 2004-I

BABSON CLO LTD. 2004-II

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2006-I

BABSON CLO LTD. 2006-II

BABSON CLO LTD. 2007-I

BABSON MID-MARKET CLO LTD. 2007-II

BABSON CLO LTD. 2011-I

ARTUS LOAN FUND 2007-I, LTD.

SAPPHIRE VALLEY CDO I, LTD., each as a Lender

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ THOMAS Q. MCDONNELL
Name: Thomas Q. McDonnell
Title: Managing Director

AMBITION TRUST 2009 MAPLETREE PORTFOLIO, each as a Lender
By: Babson Capital Management LLC as Investment Manager

By:	/s/ THOMAS Q. MCDONNELL
Name: Thomas Q. McDonnell
Title: Managing Director

CANARAS SUMMIT CLO LTD
By: Canaras Capital Management LLC As Sub-Investment Adviser

By:	/s/ ANDREW J. HELLER
Name: Andrew J. Heller
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CAPITALSOURCE BANK, as a Lender

By:	/s/ ROBERT DAILEY
Name: Robert Dailey
Title: Senior Vice President

Carlyle Arnage CLO, Ltd. as a Lender

By:	/s/ LINDA PACE
Name: Linda Pace
Title: Managing Director

Carlyle Azure CLO, Ltd. as a Lender

By:	/s/ LINDA PACE
Name: Linda Pace
Title: Managing Director

Carlyle Bristol CLO, Ltd. as a Lender

By:	/s/ LINDA PACE
Name: Linda Pace
Title: Managing Director

Carlyle Daytona CLO, Ltd. as a Lender

By:	/s/ LINDA PACE
Name: Linda Pace
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Carlyle Global Market Strategies CLO 2011-1, Ltd. as a Lender

By:	/s/ LINDA PACE
Name: Linda Pace
Title: Managing Director

Carlyle High Yield Partners VI, Ltd. as a Lender

By:	/s/ LINDA PACE
Name: Linda Pace
Title: Managing Director

Carlyle High Yield Partners VII, Ltd. as a Lender

By:	/s/ LINDA PACE
Name: Linda Pace
Title: Managing Director

Carlyle McLaren CLO, Ltd. as a Lender

By:	/s/ LINDA PACE
Name: Linda Pace
Title: Managing Director

Carlyle Veyron CLO, Ltd. as a Lender

By:	/s/ LINDA PACE
Name: Linda Pace
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Renaissance Trust 2009 By: Highbridge Principal Strategies LLC, its Sub-Investment Manager as a Lender

By:	/s/ JAMES DONSKY
Name: James Donsky
Title: Vice President

CIFC Funding 2007-IV, Ltd. By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ ROB MILTON
Name: Rob Milton
Title: Authorized Signatory

CIT Bank By: The CIT Group/Equipment Financing, Inc. as attorney-in-fact as a Lender

By:	/s/ TERENCE SULLIVAN
Name: Terence Sullivan
Title: Managing Director

CIT CLO I, LTD. By: CIT Asset Management LLC as a Lender

By:	/s/ ROGER M. BURNS
Name: Roger M. Burns
Title: CIT Asset Management LLC Executive VP

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

REGATTA FUNDING LTD. By: Citi Alternative Investments LLC, attorney-in-fact as a Lender

By:	/s/ MELANIE HERLER
Name: Melanie Herler
Title:

DENALI CAPITAL CLO VI, LTD. as a Lender By: Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager

By:	/s/ JOHN P. THACKER
Name: John P. Thacker
Title: Chief Credit Officer

DENALI CAPITAL CLO VII, LTD. as a Lender By: Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager

By:	/s/ JOHN P. THACKER
Name: John P. Thacker
Title: Chief Credit Officer

Spring Road CLO 2007-1, LTD. as a Lender By: Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager

By:	/s/ JOHN P. THACKER
Name: John P. Thacker
Title: Chief Credit Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

DORAL CLO I, LTD. as a Lender

By:	/s/ DENNIS TALLEY
Name: Dennis Talley
Title: Managing Director

Eaton Vance CDO IX Ltd. By: Eaton Vance Management as Investment Advisor as a Lender

By:	/s/ MICHAEL BOTTHOF
Name: Michael Botthof
Title: Vice President

Eaton Vance CDO VIII, Ltd. By: Eaton Vance Management As Investment Advisor as a Lender

By:	/s/ MICHAEL BOTTHOF
Name: Michael Botthof
Title: Vice President

EATON VANCE FLOATING-RATE INCOME TRUST By: Eaton Vance Management as Investment Advisor as a Lender

By:	/s/ MICHAEL BOTTHOF
Name: Michael Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Eaton Vance Limited Duration Income Fund By: Eaton Vance Management as Investment Advisor as a Lender

By:	/s/ MICHAEL BOTTHOF
Name: Michael Botthof
Title: Vice President

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio By: Eaton Vance Management as Investment Advisor as a Lender

By:	/s/ MICHAEL BOTTHOF
Name: Michael Botthof
Title: Vice President

Eaton Vance Senior Floating-Rate Trust By: Eaton Vance Management as Investment Advisor as a Lender

By:	/s/ MICHAEL BOTTHOF
Name: Michael Botthof
Title: Vice President

EATON VANCE SENIOR INCOME TRUST By: Eaton Vance Management as Investment Advisor as a Lender

By:	/s/ MICHAEL BOTTHOF
Name: Michael Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

EATON VANCE VT FLOATING-RATE INCOME FUND By: Eaton Vance Management as Investment Advisor as a Lender

By:	/s/ MICHAEL BOTTHOF
Name: Michael Botthof
Title: Vice President

INNOVATION TRUST 2009 By: Eaton Vance Management as Investment Advisor as a Lender

By:	/s/ MICHAEL BOTTHOF
Name: Michael Botthof
Title: Vice President

RIVERSOURCE VARIABLE SERIES TRUST-VARIABLE PORTFOLIO EATON VANCE FLOATING RATE INCOME FUND By: Eaton Vance Management as Investment Sub-Advisor as a Lender

By:	/s/ MICHAEL BOTTHOF
Name: Michael Botthof
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Ballyrock CLO-2006-1 Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ LISA RYMUT
Name: Lisa Rymut
Title: Assistant Treasurer

Ballyrock CLO-2006-2 Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ LISA RYMUT
Name: Lisa Rymut
Title: Assistant Treasurer

Ballyrock CLO III Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ LISA RYMUT
Name: Lisa Rymut
Title: Assistant Treasurer

BLUE SHIELD OF CALIFORNIA as a Lender

By:	/s/ DAVID ARDINI
Name: David Ardini
Title: Vice President

Fidelity American High Yield Fund, for Fidelity Investments Canada ULC as Trustee of Fidelity American High Yield Fund, as a Lender

By:	/s/ JOSEPH ZAMBELLO
Name: Joseph Zambello
Title: Deputy Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Fidelity Canadian Balanced Fund, for Fidelity Investments Canada ULC as Trustee of Fidelity Canadian Balanced Fund, as a Lender

By:	/s/ JOSEPH ZAMBELLO
Name: Joseph Zambello
Title: Deputy Treasurer

FRANKLIN CLO V, LTD. as a Lender

By:	/s/ DAVID ARDINI
Name: David Ardini, Franklin Advisers, Inc. as Collateral Manager
Title: Vice President

FRANKLIN INVESTORS SECURITIES TRUST – FRANKLIN FLOATING RATE DAILY ACCESS FUND as a Lender

By:	/s/ RICHARD HSU
Name: Richard Hsu
Title: Vice President

FRANKLIN FLOATING RATE MASTER TRUST – FRANKLIN FLOATING RATE MASTER SERIES as a Lender

By:	/s/ RICHARD HSU
Name: Richard Hsu
Title: Vice President

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST as a Lender

By:	/s/ RICHARD HSU
Name: Richard Hsu
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

FRANKLIN TEMPLETON SERIES II FUNDS – FRANKLIN FLOATING RATE II FUND as a Lender

By:	/s/ RICHARD HSU
Name: Richard Hsu
Title: Vice President

GECC as a Lender

By:	/s/ ALFREDO WANG
Name: Alfredo Wang
Title: Duly Authorized Signatory

General Electric Capital Corporation, as a Lender

By:	/s/ KIMBERLY MASSA
Name: Kimberly Massa
Title: Duly Authorized Signatory

Global Leveraged Capital Credit Opportunity Fund I, as Lender Global Leveraged Capital Management, LLC, as Collateral Manager

By:	/s/ MICHAEL FERRIS
Name: Michael Ferris
Title: Managing Director

GOLUB CAPITAL FUNDING CLO-8, LTD. as a Lender

By:	/s/ CHRISTINA JAMIESON
Name: Christina Jamieson
Title: Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

GOLUB CAPITAL MANAGEMENT CLO 2007-I, Ltd. as a Lender

By:	/s/ CHRISTINA JAMIESON
Name: Christina Jamieson
Title: Portfolio Manager

GOLUB CAPITAL SENIOR LOAN OPPORTUNITY FUND, LTD. as a Lender

By:	/s/ CHRISTINA JAMIESON
Name: Christina Jamieson
Title: Portfolio Manager

as a Lender

ING (L) Flex – Senior Loans

By: ING Investment Management Co. LLC, as its investment manager

ING Investment Management CLO II, LTD.

By: ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO III, LTD.

By: ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO IV, LTD.

By: ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO V, LTD.

By: ING Alternative Asset Management LLC, as its investment manager

By:	/s/ MICHAEL PRINCE
Name: Michael Prince, CFA
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

ING Capital LLC, as a Lender

By:	/s/ IAN B. WONG
Name: Ian B. Wong
Title: Vice President

ALZETTE EUROPEAN CLO S.A. By: INVESCO Senior Secured Management, Inc. As Collateral Manager as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

AVALON CAPITAL LTD. 3 By: INVESCO Senior Secured Management, Inc. As Asset Manager as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

AVALON IV CAPITAL LTD. By: Invesco Senior Secured Management, Inc. As Asset Manager as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

CHAMPLAIN CLO, LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

Confluent 3 Limited By: Invesco Senior Secured Management, Inc. As Investment Manager as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD. By: INVESCO Senior Secured Management, Inc. As Investment Manager as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

HUDSON CANYON FUNDING II, LTD By: INVESCO Senior Secured Management, Inc. As Collateral Manager & Attorney In Fact as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

Invesco Floating Rate Fund By: INVESCO Senior Secured Management, Inc. As Sub-Advisor as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

Invesco Van Kampen Dynamic Credit Opportunities Fund By: Invesco Senior Secured Management, Inc. as Sub-Advisor as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Invesco Van Kampen Senior Income Trust By: Invesco Senior Secured Management, Inc. as Sub-Advisor as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

Invesco Van Kampen Senior Loan Fund By: Invesco Senior Secured Management, Inc. as Sub-Advisor as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

Invesco Zodiac Funds – Invesco US Senior Loan Fund By: Invesco Management S.A. as Investment Manager as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

LIMEROCK CLO 1 By: INVESCO Senior Secured Management, Inc., As Investment Manager as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

MOSELLE CLO S.A. By: INVESCO Senior Secured Management, Inc., As Collateral Manager as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

NAUTIQUE FUNDING LTD. By: INVESCO Senior Secured Management, Inc., As Collateral Manager as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

SAGAMORE CLO LTD. By: INVESCO Senior Secured Management, Inc., As Collateral Manager as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

SARATOGA CLO I, LIMITED By: INVESCO Senior Secured Management, Inc., As the Asset Manager as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

WASATCH CLO LTD By: INVESCO Senior Secured Management, Inc., As Portfolio Manager as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

KKR FINANCIAL CLO 2005-1, LTD. as a Lender

By:	/s/ JEFFREY M. SMITH
Name: Jeffrey M. Smith
Title: Authorized Signatory

LMP Corporate Loan Fund, Ltd. By: Citi Alternative Investments LLC as a Lender

By:	/s/ MELANIE HERLER
Name: Melanie Herler
Title:

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender By: Loomis, Sayles & Company, L.P. Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner as a Lender

By:	/s/ MARY MCCARTHY
Name: Mary McCarthy
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, As Lender By: Loomis, Sayles & Company, L.P. Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner as a Lender

By:	/s/ MARY MCCARTHY
Name: Mary McCarthy
Title: Vice President

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND, As Lender By: Loomis, Sayles & Company, L.P. Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner as a Lender

By:	/s/ MARY MCCARTHY
Name: Mary McCarthy
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC As Lender By: Loomis, Sayles & Company, L.P. Its Managing Member By: Loomis, Sayles & Company, Incorporated, Its General Partner as a Lender

By:	/s/ MARY MCCARTHY
Name: Mary McCarthy
Title: Vice President

Madison Capital Funding LLC as a Lender

By:	/s/ CRAIG LACY
Name: Craig Lacy
Title: Senior Managing Director

JERSEY STREET CLO, LTD. By its Collateral Manager, Massachusetts Financial Services Company as a Lender

By:	/s/ DAVID J. COLEY
Name: David J. Coley
As authorized representative and not individually

MARLBOROUGH STREET CLO, LTD. By its Collateral Manager, Massachusetts Financial Services Company as a Lender

By:	/s/ DAVID J. COLEY
Name: David J. Coley
As authorized representative and not individually

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Morgan Stanley Investment Management Croton, Ltd. By: Invesco Senior Secured Management, Inc. as Collateral Manager as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

MSIM Peconic Bay, Ltd. By: Invesco Senior Secured Management, Inc. as Collateral Manager as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

Qualcomm Global Trading, Inc. By: Invesco Senior Secured Management, Inc. as Investment Manager as a Lender

By:	/s/ THOMAS EWALD
Name: Thomas Ewald
Title: Authorized Signatory

Oppenheimer Master Loan Fund, LLC, as a Lender

By:	/s/ BRAD HEBERT
Name:
Title:

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc. Brad Hebert AVP

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Oppenheimer Senior Floating Rate Fund, as a Lender

By:	/s/ BRAD HEBERT
Name:
Title:

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Brad Hebert AVP

Pioneer Floating Rate Fund Pioneer Floating Rate Trust Pioneer Strategic Income Fund, Each as a Lender By: Pioneer Investment Management, Inc.

By:	/s/ MARGARET C. BEGLEY
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

Mountain View Funding CLO 2006-I, Ltd., By: Seix Investment Advisors LLC, as Collateral Manager Mountain View CLO III, Ltd., By: Seix Investment Advisors LLC, as Collateral Manager as Lenders

By:	/s/ GEORGE GOUDELIAS
Name: George Goudelias
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

SPCP GROUP, LLC as a Lender

By:	/s/ DAVID F. STEINMETZ
Name: David F. Steinmetz
Title: Authorized Signatory

Each of the persons listed on Annex A, Severally but not jointly, as a Lender By: Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ STEVEN M. HOFFMAN
Name: Steven M. Hoffman
Title: Vice President and Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

ANNEX A

UMC Benefit Board, Inc.

Wellington Trust Company, National Association Multiple Common Trust Funds Trust-

Opportunistic Fixed Income Allocation Portfolio

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO BRIGHT HORIZONS CREDIT AGREEMENT]

Exhibit A

GUARANTOR ACKNOWLEDGMENT

TO

AMENDMENT NO. 2

TO

CREDIT AND GUARANTY AGREEMENT

Each of the undersigned hereby consents to Amendment No. 2 to Credit and Guaranty Agreement, dated as of the date hereof (the “Amendment”), which amends the Credit and Guaranty Agreement, dated as of May 28, 2008, among Bright Horizons Family Solutions LLC, a Delaware limited liability company, as successor to Bright Horizons Family Solutions, Inc., as Borrower, Bright Horizons Capital Corp., a Delaware corporation, as Holdings, the Lenders party thereto, Goldman Sachs Credit Partners L.P., as Syndication Agent, and General Electric Capital Corporation, as Administrative Agent and Collateral Agent, as amended by Amendment No. 1 to Credit and Guaranty Agreement, dated as of July 14, 2011 (as amended, supplemented or otherwise modified up to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement) and agrees that the terms hereof shall not affect in any way its guarantees, obligations, liabilities and liens granted or incurred by it under the Credit Documents (as amended and otherwise expressly modified by the Amendment), all of which guarantees, obligations, liabilities and liens shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified by the Amendment).

This acknowledgment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this consent. Notices to parties hereto shall be given as provided in the Credit Agreement.

The terms of the Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This consent shall be governed by and construed in accordance with the law of the State of New York.

Dated as of May 23, 2012.

[SIGNATURE PAGES FOLLOW]

Consented to and agreed as of the date of the Amendment:

BRIGHT HORIZONS LLC

BRIGHT HORIZONS CHILDREN’S CENTERS LLC

CHILDRENFIRST LLC

CORPORATEFAMILY SOLUTIONS LLC

LIPTON CORPORATE CHILD CARE CENTERS, INC.

LIPTON CORPORATE CHILD CARE CENTERS (MORRIS COUNTY), INC.

LIPTON CORPORATE CHILD CARE CENTERS (OAKWOOD AT THE WINDSOR), INC.

LIPTON CORPORATE CHILD CARE CENTERS (PARK AVENUE), INC.

RESOURCES IN ACTIVE LEARNING

WORK OPTIONS GROUP, INC.

By:	/s/ ELIZABETH J. BOLAND
Name:
Title:

SIGNATURE PAGE TO GUARANTOR ACKNOWLEDGEMENT – BRIGHT HORIZONS AMENDMENT